Exhibit 99.1

Toll Brothers Founder Robert I. Toll Steps Down as Executive Chairman;
CEO Douglas C. Yearley, Jr. Elected as Chairman

October 18, 2018

HORSHAM, Pa., Oct. 18, 2018 -- Toll Brothers, Inc. (NYSE:TOL) (www.tollbrothers.com), the nation’s leading builder of luxury homes, today announced that Robert I. Toll, co-founder of the Company, is stepping down from his current role as executive chairman of the Board of Directors at the end of the Company’s fiscal year on October 31, 2018.

Mr. Toll, age 77, will remain a member of the Board of Directors, will serve as a special advisor to the Company, and, effective November 1, 2018, will be honored with the lifetime title of chairman emeritus of the Board.  In connection with Mr. Toll’s transition, the Board has elected Mr. Douglas C. Yearley, Jr., age 58, the Company’s chief executive officer and a member of the Board of Directors, to the position of chairman of the Board.

Mr. Yearley stated: “Bob Toll’s vision has skillfully guided Toll Brothers for over 50 years, during which he has become a nationally recognized leader in the homebuilding industry. On behalf of our Board and current and former employees, I want to thank Bob for his visionary leadership and the strong foundation he has built for our Company. I also want to personally thank him for his guidance and strong support over the 28 years that I have been with the Company. As we look to the future, I am grateful that we will continue to benefit from Bob’s knowledge, experience and counsel in his role as director and strategic advisor.”

Mr. Toll stated: “When Toll Brothers was founded more than fifty years ago, I could not have imagined the Company as it stands today. Doug Yearley’s appointment to the role of chairman of the Board of Directors represents the culmination of the leadership transition process we began when Doug assumed the position of chief executive officer in 2010. Doug is a tremendous leader with a successful track record of driving growth and profitability.”

Toll Brothers, Inc., A FORTUNE 500 Company, is the nation's leading builder of luxury homes. The Company began business over fifty years ago in 1967 and became a public company in 1986. Its common stock is listed on the New York Stock Exchange under the symbol “TOL.” The Company serves move-up, empty-nester, active-adult, and second-home buyers, as well as urban and suburban renters. It operates in 22 states: Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia (Toll Brothers Apartment Living), Idaho, Illinois, Maryland, Massachusetts, Michigan, Minnesota, Nevada, New Jersey, New York, North Carolina, Pennsylvania, Texas, Utah, Virginia, and Washington, as well as in the District of Columbia.

Toll Brothers builds an array of luxury residential single-family detached, attached home, master planned resort-style golf, and urban low-, mid-, and high-rise communities, principally on land it develops and improves. The Company acquires and develops rental apartment and commercial properties through Toll Brothers Apartment Living, Toll Brothers Campus Living, and the affiliated Toll Brothers Realty Trust, and develops urban low-, mid-, and high-rise for-sale condominiums through Toll Brothers City Living. The Company operates its own architectural, engineering, mortgage, title, land development and land sale, golf course development and management, and landscape subsidiaries. Toll Brothers also operates its own security company, TBI Smart Home Solutions, which also provides homeowners with home automation and technology options. The Company also operates its own lumber distribution, house component assembly, and manufacturing operations. Through its Gibraltar Real Estate Capital joint venture, the Company provides builders and developers with land banking, non-recourse debt and equity capital.

In 2018, Toll Brothers was named World’s Most Admired Home Building Company in Fortune magazine’s survey of the World’s Most Admired Companies, the fourth year in a row it has been so honored. Toll Brothers was named 2014 Builder of the Year by Builder magazine and is honored to have been awarded Builder of the Year in 2012 by Professional Builder magazine, making it the first two-time recipient. Toll Brothers proudly supports the communities in which it builds; among other philanthropic pursuits, the Company sponsors the Toll Brothers Metropolitan Opera International Radio Network, bringing opera to neighborhoods throughout the world.  For more information, visit www.tollbrothers.com.

Toll Brothers discloses information about its business and financial performance and other matters, and provides links to its securities filings, notices of investor events, and earnings and other news releases, on the Investor Relations section of its website (tollbrothers.com/investor-relations).

Forward-Looking Statements

This release contains or may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  One can identify these statements by the fact that they do not relate to matters of a strictly historical or factual nature and generally discuss or relate to future events.  These statements contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “can,” “could,” “might,” “should” and other words or phrases of similar meaning. Such statements may include, but are not limited to, information related to: anticipated operating results; the impact of changes to management or our Board of Directors; home deliveries; financial resources and condition; changes in revenues; changes in profitability; changes in margins; changes in accounting treatment; cost of revenues; selling, general and administrative expenses; interest expense; inventory write-downs; home warranty and construction defect claims; unrecognized tax benefits; anticipated tax refunds; sales paces and prices; effects of home buyer cancellations; growth and expansion; joint ventures in which we are involved; anticipated results from our investments in unconsolidated entities; the ability to acquire land and pursue real estate opportunities; the ability to gain approvals and open new communities; the ability to sell homes and properties; the ability to deliver homes from backlog; the ability to secure materials and subcontractors; the ability to produce the liquidity and capital necessary to expand and take advantage of opportunities; and legal proceedings, government investigations, and claims.

The factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, among others: demand fluctuations in the housing industry; adverse changes in economic conditions in markets where we conduct our operations and where prospective purchasers of our homes live; increases in cancellations of existing agreements of sale; the competitive environment in which we operate; changes in interest rates or our credit ratings; the availability of capital; uncertainties in the capital and securities markets; the ability of customers to obtain financing for the purchase of homes; the availability and cost of land for future growth; the ability of the participants in various joint ventures to honor their commitments; effects of governmental legislation and regulation; effects of increased taxes or governmental fees; weather conditions; the availability and cost of labor and building and construction materials; the cost of raw materials; the outcome of various product liability claims, litigation and warranty claims; the effect of the loss of key management personnel; changes in tax laws and their interpretation; construction delays; and the seasonal nature of our business.  For a more detailed discussion of these factors, see the risk factors in the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission.

From time to time, forward-looking statements also are included in our periodic reports on Forms 10-K, 10-Q and 8-K, in press releases, in presentations, on our website and in other materials released to the public.

Any or all of the forward-looking statements included in our reports or public statements made by us are not guarantees of future performance and may turn out to be inaccurate. This can occur as a result of incorrect assumptions or as a consequence of known or unknown risks and uncertainties.  Many factors mentioned in our reports or public statements made by us, such as market conditions, government regulation, and the competitive environment, will be important in determining our future performance.  Consequently, actual results may differ materially from those that might be anticipated from our forward-looking statements.

This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995, and all of our forward-looking statements are expressly qualified in their entirety by the cautionary statements contained or referenced in this section.

Forward-looking statements speak only as of the date they are made.  We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT: Frederick N. Cooper (215) 938-8312
fcooper@tollbrothers.com